SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-10079	94-2885898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

198 Champion Court San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 943-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a) Amendments to Articles of Incorporation or Bylaws.

Effective June 15, 2016, the Board of Directors (the “Board”) of Cypress Semiconductor Corporation (the “Company”) approved an amendment to Section 3.2 of the Company’s By-Laws to reduce the size of the Board from eight members to seven members.  Section 3.2 now reads as follows:

“3.2   Number of Directors

The board of directors shall consist of one or more members, each of whom shall be a natural person.  The Board of Directors shall consist of seven (7) persons until changed by a proper amendment of this Section 3.2.  No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: June 21, 2016	By: /s/ Thad Trent________________________

Thad Trent

Executive Vice President, Finance and Administration

and Chief Financial Officer